Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/08
Totals
314,101.89 17,039,326.58
3.00473782 98.63942683
Certificate
n/a 0.000000% 0.00 17,397,911.50 314,101.89 0.00 0.00
300,473.78 9,863,942.68
Factors per Thousand 101.34760325 0.29656140 2.70817642
10,134,760.33 29,656.14 270,817.64 0.00
A-II-2
92975RAC2 3.632500% 100,000,000.00
Ending
Factors per Thousand
Certificate
Rate
Class
Factors per Thousand
2.652500%
A-II-1
A-I-1
92975RAA6
92975RAB4 2.652500%
Cusip
101.34760327
Original
Certificate
Balance
400,000,000.00
0.21655308
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
40,404,880.80
101.01220200
76,010,702.45
4.18855785
2,031,132.32
Interest
86,334.57
0.21583643
162,414.81
2.70817642
Unpaid
Principal
Amount
0.00
0.00
Principal
1,675,423.14
Total
Distribution
1,761,757.71
4.40439428
2.92472950
Balance
96.82364415
73,979,570.14
98.63942685
Certificate
38,729,457.66
1,250,000,000.00 126,550,343.58
592,507.41
3,977,373.10
0.00
4,569,880.51
122,572,970.48
2,193,547.13
- Page 1 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/08
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
-33,441.28
650,463.32
45,513,342.45
0.00
44,862,879.13
-2,073,342.74
2,757,247.34
45,513,342.45
Total
Excluded*
n/a n/a 0.00 44,862,879.13 -2,073,342.74 2,757,247.34 -33,441.28 650,463.32
30,642,266.90
Pool II
Excluded*
n/a n/a 0.00 30,235,956.59 -1,461,283.31 1,901,034.90 -33,441.28 406,310.31
14,871,075.55
Pool I
Balance
Excluded*
n/a n/a 0.00 14,626,922.54 -612,059.43 856,212.44 0.00 244,153.01
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Amortization
Original
Beginning
Total
Excluded Balance
Rapid
- Page 2 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/08
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
92975RAC2
n/a
WAC Rate
Class Net
14.92490%
LIBOR/Auction
2.39250%
2.39250%
3.63250%
- - -
29/360 n/a
n/a
n/a
Class
S & P
Fitch
Original Rating* Original Rating* Original Rating
A-I-1
A-II-1
A-II-2
Certificate
Moody's
11.87677%
Accrual
14.92490%
Aaa AAA
Aaa AAA
Aaa AAA
- - -
Cusip
92975RAA6
92975RAB4
Period
29/360
29/360
- Page 3 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/08
Bond Interest Information
Class
A-II-1
A-II-2
86,334.57 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00
92975RAB4 162,414.81 0.00 0.00
92975RAC2 29,656.14 0.00 0.00
0.00
0.00
0.00
- Page 4 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/08
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
3,977,373.10
0.00
0.00
0.00
0.00
0.00
668,182.27
0.00
0.00
0.00
3,977,373.10
0.00
0.00
0.00
1,675,423.14
0.00
0.00
1,893,078.58
0.00
0.00
0.00
0.00
0.00
0.00
0.00
2,752,476.79
217,655.44
0.00
0.00
217,655.44
1,675,423.14
0.00
0.00
0.00
450,526.83
2,301,949.96
0.00
0.00
0.00
Pool I
Pool II
Total
450,526.83 668,182.27
0.00
2,301,949.96
0.00
0.00
0.00
4,645,555.37
Collection Activity
0.00
- Page 5 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/08
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
Pool I
Collateral Information
231
5,604,534.12
5,604,534.12
0.00
0.00
472,684.71
5.367%
Periodic Information
Pool II
Total
46,009,414.92
44,333,991.78
172
59
35.926%
-
0.00
97,645,163.66
95,278,305.28
64,908.42
1,884,932.64
5.355%
169
63
24.895%
-
-
-
143,654,578.58
139,612,297.06
64,908.42
2,357,617.35
5.359%
28.604%
-
-
Original Information
14,541
4.273%
232
1,250,033,330.44
23,842
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
64,908.42
17,104,235.00
17,039,326.58
0.00
64,908.42
11,499,700.88
11,434,792.46
0.00
10,120,042.29 3,231,118.07 6,888,924.22
Overcollateralization Information
- Page 6 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/08
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
Additional Account Activity
Pool I
Pool II
Total
0.00
0.00 0.00
0.00
0.00
0.00
0.00
0.00
-0.02
0.00
0.00
0.02
0.00
0.00
-0.02
0.00
0.02
0.00
- Page 7 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/08
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Samil Sengil
St. Paul, MN 55107
(651) 495-3878
www.usbank.com/abs
samil.sengil@usbank.com
#
$
213,680.29 5
$
%
$
#
#
3 133,693.81
4 236,756.93
1
1
29,990.61
12
44,374.56
599,824.16
75,021.77
0.00
1
0
%
0.482%
1.353%
0.534%
0.169%
0.000%
0.068%
0.100%
84,672.96 1
%
0.302%
0.191%
Pool I
Delinquency Information
- Page 8 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/08
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Samil Sengil
St. Paul, MN 55107
(651) 495-3878
www.usbank.com/abs
samil.sengil@usbank.com
#
$
%
9 1,490,014.51
Delinquency Information
Pool II
1.564%
3 158,433.32 0.166%
3 168,255.25 0.177%
2 93,628.31 0.098%
2 152,733.40 0.160%
15 3,273,247.42 3.435%
34 5,336,312.21 5.601%
#
$
%
19 1,820,534.20 1.911%
#
$
%
1 467,747.35 0.491%
- Page 9 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 06/25/08
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Servicer Termination Trigger Active (Yes/No)
0.00
9.762%
9.932%
31.597%
0.00
1,084,020.79
60.356%
Additional Reporting Items
Pool I
Pool II
10,768.18
Additional Information
Fees
894,263.58
0.00
No
Yes
10.634%
19,170.59
5,050.61
0.00
0.00 0.00
40,685.48
0.00
51,453.66
Amortization Period
24,221.20
No
0.00
No
Yes
Yes
Yes
No
No
0.189%
0.00
0.00
8.047%
- Page 10 -